UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

        Date of report (Date of earliest event reported): August 18, 2003





                               AF FINANCIAL GROUP
                         (FORMERLY AF BANKSHARES, INC.)
             (Exact name of registrant as specified in its charter)





      FEDERALLY CHARTERED               0-24479                   56-2098545
(State or other jurisdiction of     (Commission File            (IRS Employer
        incorporation)                   Number)             Identification No.)




         21 East Ashe Street, West Jefferson, North Carolina 28694-0026
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (336) 246-4344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEMS 1-3.        NOT APPLICABLE.

ITEM 4.

         On August 18, 2003, the audit committee of the Board of Directors (the "Audit Committee") of AF Financial Group (the "Registrant") recommended and approved that the Registrant decline to reappoint its former accountant, Larrowe & Company, PLC ("Larrowe"), as its independent accountant for the fiscal year ending June 30, 2004. On August 19, 2003, the Audit Committee of the Registrant formally notified Larrowe of its decision not to reappoint Larrowe as the Registrant's independent accountant for the fiscal year ending June 30, 2004.

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, Larrowe's report on the financial statements of the Registrant for either of the past two years did not contain an adverse opinion of a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In addition, during the Registrant's two most recent fiscal years, and any subsequent interim period preceding the date of dismissal, there were no disagreements with Larrowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Larrowe's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. Larrowe was provided with a copy of this report and furnished a letter to the Registrant addressed to the U.S. Securities and Exchange Commission that Larrowe agreed with the statements made by the Registrant. Such letter is attached as an exhibit to this report.

         On August 18, 2003, the Audit Committee of the Registrant recommended, approved and appointed Dixon Odom PLLC ("Dixon") as the Registrant's independent accountant to audit the Registrant's financial statements for the fiscal year ending June 30, 2004. Effective as of that date, the Audit Committee formally engaged Dixon as the Registrant's independent accountant for the fiscal year ending June 30, 2004.

         The Registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1) of Regulation S-K.

ITEMS 5-6.        NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS
(c)               The following exhibit is filed with this Report:

Exhibit No.       Description
-----------       -----------

16                Letter re: Change in Certifying Accountant.

ITEMS 8-12.       NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AF FINANCIAL GROUP




                                   By: /s/ James A. Todd
                                       --------------------------
                                   Name:   James A. Todd
                                   Title:  President and Chief Executive Officer

Date: August 20, 2003

                                  EXHIBIT INDEX



     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
          16                        Letter re: Change in Certifying Accountant